UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2026

FS KKR Capital Corp.

(Exact name of Registrant as specified in its charter)

Maryland	814-00757	26-1630040
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 JFK Boulevard, OFC 500 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FSK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On August 6, 2026, FS KKR Capital Corp. (the “Company”) issued a press release (the “Press Release”) providing an overview of its results for the quarter ended June 30, 2026.

A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 7.01.	Regulation FD Disclosure.

In the Press Release, the Company announced a cash distribution for shares of the Company’s common stock totaling $0.44 per share, which will be paid on or about October 2, 2026 to common stockholders of record as of the close of business on September 16, 2026.

The Company will make available under the “Events & Presentations” page within the “For Investors” section of the Company’s website (www.fskkrcapitalcorp.com) a presentation containing financial and operating information in advance of its previously announced August 6, 2026 conference call.

The information furnished in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements that are not historical facts, including, without limitation, statements with regard to future events or the future performance or financial condition of the Company. Words such as “anticipate,” “believe,” “expect,” “intend”, “project” and “future” or similar expressions indicate forward-looking statements, although not all forward-looking statements include these words. These forward-looking statements are not guarantees of performance or events and are subject to risks, uncertainties and other factors, some of which are beyond the Company’s control and difficult to predict and could cause actual results or future events to differ materially from those expressed or forecasted in the forward-looking statements for any reason, including those factors set forth in “Item 1A. Risk Factors” in the Company’s most recent Annual Report on Form 10-K and subsequent filings. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results or future events to differ materially from those projected in these forward-looking statements. Factors that could cause actual results or future events to differ materially include, without limitation, changes in the economy, geo-political risks, risks associated with possible disruption in the Company’s operations or the economy generally due to terrorism, natural disasters or pandemics, future changes in laws or regulations and conditions in the Company’s operating area, and the price at which shares of common stock may trade on the New York Stock Exchange. Some of these factors are enumerated in the filings the Company makes with the Securities and Exchange Commission. The Company has based the forward-looking statements included herein on information available to the Company on the date hereof. Except as required by federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated August 6, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS KKR Capital Corp.

Date: August 6, 2026	By:	/s/ Stephen Sypherd
Stephen Sypherd
General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated August 6, 2026.